Ex. 10.3(b)
SECOND
AMENDMENT
TO THE
MANAGEMENT AGREEMENT

This second amendment (this “Amendment”) to that certain Management Agreement dated as of January 25, 2008 and as amended as of April 30, 2008 (the “Agreement”) is made and entered into as of the 30th day of May, 2008, by and among AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation (the “Company”), AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”, and together with the Company, the “Owner”), ARC ROCK17MA LLC, a Delaware limited liability company (the “Rockland Owner”), and AMERICAN REALTY CAPITAL PROPERTIES, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.	The following shall be added as Section 4.4 of the Agreement::

“4.4 Total Fees. All fees and commissions will be no less favorable than from transactions with unaffiliated third parties performing property management for double and triple net leases.”

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN REALTY CAPITAL TRUST, INC.

By:	/s/ William M. Kahane
Name: William M. Kahane
Name: William M. Kahane

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P.

By:	American Realty Capital Trust, Inc.,
its General Partner

By:	/s/ William M. Kahane
Name: William M. Kahane
Name: William M. Kahane

AMERICAN REALTY CAPITAL PROPERTIES, LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Name: William M. Kahane

ARC ROCK17MA LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: Member